UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

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Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 12, 2013

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

BB&T Corporation’s President of Community Banking, Ricky K. Brown, will present at the Bank of America Merrill Lynch 2013 Banking and Financial Services Conference in New York City on Tuesday, November 12, 2013 at 4:00 pm (ET). A webcast of Mr. Brown's presentation will be available at www.BBT.com/webcasts and will be archived for 30 days.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Copy of press release announcing Ricky K. Brown’s presentation at the Bank of America Merrill Lynch 2013 Banking and Financial Services Conference in New York City on Tuesday, November 12, 2013 at 4:00 pm (ET).

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: November 12, 2013